INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of this 19th day of April, 2000, is made by and between YouTicket.com, Inc., a Nevada corporation (the "Company") and Wayne K. Murphey (the "Indemnitee"), an "agent" (as hereinafter defined) of the Company.

                                    RECITALS

     A. The Company recognizes that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance or indemnification, or both, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers; and

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take; and

     C. The Company and Indemnitee recognize that plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of officers and directors; and

     D. The Company believes that it is unfair for its directors and officers to assume the risk of huge judgments and other expenses which may occur in cases in which the director or officer received no personal profit and in cases where the director or officer acted in good faith; and

     E. The Company, after reasonable investigation, has determined that the liability insurance coverage presently available to the Company provides only limited protection and may not continue to be available at acceptable premium rates. The Company believes that the interests of the Company and its stockholders would best be served by a combination of such insurance (to the extent it remains reasonably available) and the indemnification by the Company of the directors and officers of the Company; and

     F. Chapter 78 of the General Corporation Law of Nevada ("Chapter 78"), under which the Company is organized, empowers the Company to indemnify its officers, directors, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Chapter 78 is not exclusive; and

     G. The board of directors of the Company (the "Board of Directors") has determined that contractual indemnification as set forth herein is not only reasonable and prudent but necessary to promote the best interests of the Company and its stockholders; and

     H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director or officer of the Company free from undue concern for claims for damages arising out of or related to such services to the Company; and

     I. The Indemnitee is willing to serve, or to continue to serve as a director or officer of the Company, provided that the Indemnitee is furnished the indemnity provided for herein.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions.

     (a) Agent. For purposes of this Agreement, "agent" of the Company means any person who (i) is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company or (ii) is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

     (b) Expenses. For purposes of this Agreement, "expenses" include all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements, other out-of-pocket costs and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party, provided that the rate of compensation and estimated time involved are approved in advance by the Board of Directors), actually and reasonably incurred by the Indemnitee in connection with the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement; Chapter 78 or otherwise, and amounts paid in settlement by or on behalf of the Indemnitee, but shall not include any judgments, fines or penalties actually levied against the Indemnitee.


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

     (c) Proceeding. For the purposes of this Agreement "proceeding" means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

     (d) Subsidiary. For purposes of this Agreement, "subsidiary" means any corporation of which more than fifty percent (50%) of the outstanding voting securities are owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more subsidiaries.

     (e) Other Enterprise; Fines; Serving at the Request of the Company. For Purposes of this Agreement, "other enterprise shall include employee benefit plans; reference to "fines" shall include any excise tax assessed with respect to any employee benefit plans; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries.

     2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as an agent of the Company at its will (or under separate agreement, if such agreement exists), in the capacity the Indemnitee currently serves as an agent of the Company, so long as the Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the bylaws of the Company or any subsidiary of the Company or until such time as the Indemnitee tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment of the Indemnitee in any capacity or to adversely affect the rights of Indemnitee under any indemnity agreement executed after the date hereof.

     3. Indemnity in Third Party Proceedings and Derivative Actions. Subject to
Section 10 below, the Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding (including a proceeding by or in the name of the Company to procure a judgment in its favor) by reason of the fact that the Indemnitee is or was an agent of the Company, or by reason of any act or inaction by him in any such capacity, against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines and penalties), actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding.

     4. Indemnification of Expenses of Successful Party. In addition to any other indemnity provided by this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any proceedings or in defense of any claim, issue or matter therein, including the dismissal of any action without prejudice, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred in connection with the investigation, defense or appeal of such proceeding.

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

     5. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines or penalties) actually and reasonably incurred by him in the investigation, defense, settlement or appeal of a proceeding but is not entitled, however, to indemnification for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

     6. Advancement of Expenses. Subject to Section 10 (b) below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. The Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement. The advances to be made hereunder shall be paid by the Company to or on behalf of the Indemnitee within thirty (30) days following delivery of a written request therefor by the Indemnitee to the Company.

     7. Notice and Other Indemnification Procedures

          (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

          (b) Any indemnification requested by the Indemnitee under Section 3 hereof shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee, unless a good faith determination is made within said forty-five (45) day period (i) by the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who are disinterested in such proceedings, or (ii) in the event such a quorum is not obtainable, at the election of the Company, either by independent legal counsel in a written opinion addressed to the Indemnitee or by a panel of arbitrators, one of whom is selected by the Indemnitee, one of whom is selected by the Company, and the last of whom is selected by the first two arbitrators so selected, that the Indemnitee is not or (subject to final judgment or other final adjudication as provided in Section 10 (a) below) ultimately will not be entitled to indemnification hereunder.

        (c) Notwithstanding a determination under Section 7 (b) above that the Indemnitee is not entitled to indemnification with respect to any specific proceeding, the Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. Neither the failure of the Company (including its Board of Directors or independent legal counsel or the panel or


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

arbitrators) to have made a determination prior to the commencement of such action that the Indemnitee is entitled to indemnification hereunder, nor an actual determination by the Company (including its Board of Directors or independent legal counsel or the panel of arbitrators) that the Indemnitee is not entitled to indemnification hereunder, shall be a defense to the action or create any presumption that the Indemnitee is not entitled to indemnification hereunder.

        (d) The Company shall indemnify the Indemnitee against all expenses incurred in connection with any hearing or proceeding under this Section 7 if the Indemnitee prevails in such hearing or proceeding.

     8. Assumption of Defense. In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel reasonably acceptable to the Indemnitee, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in such proceeding at the Indemnitee's expense; and (ii) if (a) the employment of counsel by the Indemnitee has been previously authorized in writing by the Company, (b) the Company shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (c) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding within a reasonable time, the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company.

     9. Insurance. The Company may, but is not obligated to obtain directors' and officers' liability insurance ("D&O Insurance") as may be or become available with respect to which the Indemnitee is named as an insured. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to indemnify the Indemnitee for expenses, judgments, fines or penalties which have been paid directly to the Indemnitee by D&O Insurance. If the Company has D&O Insurance in effect at the time the Company receives from the Indemnitee any notice of the commencement of a proceeding, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.

    10. Exceptions. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

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

          (a) Certain Matters. To indemnify the Indemnitee on account of any proceeding with respect to (i) which final judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16
(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statute, including any statute which makes actionable the use of non-public information or self-dealing or (ii) any proceeding to the extent it is determined by final judgment or other final adjudication that the Indemnitee's conduct was grossly negligent, intentionally fraudulent, criminal or in bad faith and not believed by the Indemnitee to be in the best interests of the Company. For purposes of the foregoing sentence, a final judgment or other adjudication may be reached in either the underlying proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement; or

          (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Chapter 78, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

          (c) Action for Indemnification. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement if the Indemnitee does not prevail in such proceeding; or

          (d) Unauthorized Settlements. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company's written consent. The Company shall not settle any proceeding without the Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold consent to any proposed settlement; provided, however, that the Company may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Company determines (pursuant to
Section 7 (b) above) that the Indemnitee is not or ultimately will not be entitled to indemnification hereunder; or

          (e) Securities Act Liabilities. To Indemnify the Indemnitee or otherwise act in violation of any undertaking in any registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). The Indemnitee acknowledges that paragraph (i) of
Item 512 of Regulation S-K currently generally requires the Company to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of the Indemnitee's rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue. The Indemnitee specifically agrees that any such undertaking shall supersede the provisions of this Agreement and to be bound by any such undertaking.

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

     11. Non-Exclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, in any court in which a proceeding is brought, the vote of the Company's stockholders or disinterested directors, other agreements or otherwise, both as to action in the Indemnitee's official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

     12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers reasonably required and shall do everything reasonably requested to secure such rights, including the execution of such documents to enable the Company effectively to bring suit to enforce such rights.

     13. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law.

     14. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever in a jurisdiction, (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby in such jurisdiction, (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable in such jurisdiction, and (iii) such invalidity, illegality or unenforceability shall not affect the interpretation or enforceability of this Agreement in any other jurisdiction.

     15. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     16. Successors and Assigns. The terms of this Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties hereto.

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

     17. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if by telegram, telecopy or telex, upon answer back or other similar acknowledgment of receipt, (ii) if delivered by hand and receipted for by the party addressee or
(iii) if mailed by certified or registered mail with postage prepaid, upon actual receipt. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

The address of Company for purposes of this paragraph is as follows:

                               YouTicket.Com, Inc.
                               4420 S. Arville Suite 14
                               Las Vegas, NV 89103

Address for Indemnitee shall be as follows:

                               Wayne Murphey
                               3695 Calico Brook Court
                               Las Vegas, NV 89147

     18. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the state of Nevada, as applied to contracts between Nevada residents entered into and to be performed within and outside of the state of Nevada.

     19. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes and replaces any and all prior agreements and understandings, whether oral or written, express or implied, between the parties with respect to the subject matter herein.

YOUTICKET.COM, INC.                            THE INDEMNIFIED PARTY:
A Nevada Corporation

By:      LeAnna Sidhu                          /s/ Wayne Murphey
   --------------------                        --------------------
Its:     President                               (Signature)


                                               -----------------------------
                                               (Printed Name)

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